Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Taxes Payable
Sales Tax payable	¥ 450,798		¥ 423,773
Withholding individual income taxes for employees	383,852		383,291
EIT payable	2,790,853		1,740,126
Others	248,640		211,995
Total taxes payable	¥ 3,874,143	$ 553,996	¥ 2,759,185